Acquisitions	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Acquisitions
5.	ACQUISITIONS
On March 10, 2020, the Company completed the acquisition of Leagold (the “Leagold Acquisition” or “Transaction”). Leagold was a gold mining company with four operating mines, one development project and one expansion project, all located in the Americas, including Los Filos in Mexico, and Fazenda, RDM, Pilar and Santa Luz in Brazil. The acquisition supported the Company’s growth strategy and enhanced the Company’s production profile.
Under the terms of the Transaction, the Company acquired 100% of the issued and outstanding shares of Leagold at an exchange ratio of 0.331 of an Equinox Gold share for each Leagold share. Holders of Leagold options, warrants performance share units (“PSUs”) and deferred share units (“DSUs”) received equivalent Equinox Gold options, warrants, PSUs and DSUs with the number of such securities issuable adjusted by the 0.331 exchange ratio.
By virtue of the Company issuing equity instruments and relative voting rights of Equinox Gold shareholders, including significant minority shareholders post-merger, among other factors, the Company has been identified as the acquirer in the transaction and has accounted for the transaction as a business combination. Transaction costs incurred in respect of the acquisition totaling $5.9 million, of which $4.6 million were incurred in 2020, were expensed and presented within professional fees in general and administration expense in profit or loss.
The acquisition date fair value of the consideration transferred consisted of the following:

Purchase price:
Share consideration (1)	$732,042
Option consideration (2)	19,777
Warrant consideration (3)	8,543
PSU and DSU consideration (4)	3,721
$764,083

(1)	The fair value of 94,635,765 common shares issued to Leagold shareholders was determined using the Company’s share price of C$10.51 per share on the acquisition date.
(2)
The fair value of 5,728,647 replacement options issued was determined using the Black-Scholes option pricing method with the following weighted average assumptions: exercise price of C$7.77, expected life of 2.07 years, annualized volatility of 60.2%, dividend yield of 0.0%, and discount rate of 0.54%.

(3)
The fair value of 16,626,569 replacement warrants issued was determined using the Black-Scholes option pricing method with the following weighted average assumptions: exercise price of C$11.14, expected life of 0.32 years, annualized volatility of 44.1%, dividend yield of 0.0%, and discount rate of 0.69%.

(4)	The fair value of 369,919 replacement PSUs and 319,288 replacement DSUs issued was determined using the Leagold share price of C$3.49 on the acquisition date, adjusted for the 0.331 exchange ratio.
The Company retained an independent appraiser to assist with determination of the fair value of certain assets acquired and liabilities assumed.
In accordance with the acquisition method of accounting, the acquisition cost was allocated to the underlying assets acquired and liabilities assumed, based upon their estimated fair values at the date of acquisition. The fair values of mineral properties were estimated using discounted cash flow models and the fair values of plant and equipment were estimated using a combination of the replacement cost approach and the sales comparison approach. Expected future cash flows are based on estimates of future gold prices and projected future revenues, estimated quantities of mineral reserves and mineral resources, expected future production costs and capital expenditures based on life of mine plans at the acquisition date.
During the year ended December 31, 2020, the Company completed the analysis to assign fair values to all assets acquired and liabilities assumed. Comparative figures have been recast to reflect the measurement period adjustments detailed below. The following table summarizes the final purchase price allocation:

	Reported as of March 31, 2020	Adjustments	Final allocation
Net assets (liabilities) acquired:
Cash and cash equivalents	$55,252	$-	$55,252
Trade and other receivables	33,524	-	33,524
Inventory (1)	90,082	59,996	150,078
Mineral properties, plant and equipment (2)	1,350,794	(32,009)	1,318,785
Other assets	21,432	-	21,432
Accounts payable and accrued liabilities	(88,490)	(406)	(88,896)
Loans and borrowings and accrued interest	(323,870)	-	(323,870)
Derivative liabilities	(78,526)	-	(78,526)
Reclamation obligations (3)	(69,487)	7,249	(62,238)
Deferred tax liabilities (4)	(195,628)	(34,830)	(230,458)
Other liabilities	(31,000)	-	(31,000)
Fair value of net assets acquired	764,083	-	764,083

(1)	The fair value of inventory was adjusted for refinements to estimated conversion costs for heap leach inventories and estimated forward gold prices in determining net realizable value.
(2)
Measurement period adjustments to mineral properties, plant and equipment result from additional analysis of capital costs recovery rates, and timing of cash flows used in the discounted cash flow models to estimate the fair value of mineral properties. During the period, the Company also physically reviewed fixed assets at certain sites and identified specified assets deemed to be obsolete.

(3)
The fair value of reclamation and remediation liabilities is based on the expected amounts and timing of cash flows for closure activities and discounted to present value using a credit-adjusted risk-free rate as of the acquisition date. Measurement period adjustments relate to refinements of cost escalation and cost estimates.

(4)
Deferred income tax liabilities represent the future tax expense associated with the differences between the fair value allocated to assets and liabilities and the historical carryover tax basis of these assets and liabilities. Measurement period adjustments include a $13.9 million deferred tax liability in relation to certain pre-export
finance loans in Brazil and the tax impact of other measurement period adjustments described above and recorded during the period.

Consolidated revenue for the year ended December 31, 2020 includes revenue from the assets acquired in the Leagold Acquisition of $360.7 million. Consolidated net income for the year ended December 31, 2020 includes net loss before tax from Leagold of $24.3 million. Had the transaction occurred on January 1, 2020, pro-forma
unaudited consolidated revenue and net income before tax for the year ended December 31, 2020 would have been approximately $932 million and $1 million, respectively.